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         NUMBER AND DESCRIPTION OF EXHIBIT
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 4.11    Third Supplemental Indenture, dated as of June 24, 1998,
         executed by Newell Recycling West, Inc., amending Indenture, dated as of May 13, 1998, among the Company, the Guarantors and LaSalle National Bank, as Trustee (incorporated by reference to Exhibit 4.14 of the Company's registration statement on Form S-4 filed July 10, 1998).
 4.12 Fourth Supplemental Indenture, dated as of July 1, 1998, executed by Naporano Iron & Metal Co. and NIMCO Shredding Co., amending Indenture, dated as of May 13, 1998, among the Company, the Guarantors and LaSalle National Bank, as Trustee (incorporated by reference to Exhibit 4.15 of the Company's registration statement on Form S-4 filed July 10,
         1998).
 4.13 Fifth Supplemental Indenture, dated as of July 1, 1998, executed by Michael Schiavone & Sons, Inc. and Torrington Scrap Company, amending Indenture, dated as of May 13, 1998, among the Company, the Guarantors and LaSalle National Bank, as Trustee (incorporated by reference to Exhibit 4.16 of the Company's registration statement on Form S-4 filed July 10,
         1998).
 4.14 Exchange and Registration Rights Agreement, dated as of May 13, 1998, by and among the Company, the Guarantors, Goldman, Sachs & Co., BT Alex. Brown Incorporated and Salomon Brothers Inc (incorporated by reference to Exhibit 10.3 of the Company's report on Form 8-K dated May 13, 1998).
 4.15 Registration Rights Agreement, dated as of July 1, 1998, by and among the Company, McDonald & Company Securities, Joseph
         F. Naporano and Andrew J. Naporano, Jr. (incorporated by reference to Exhibit 10.1 of the Company's report on Form 8-K dated July 1, 1998).
 4.16 Declaration of Registration Rights, dated March 17, 1998, by the Company for the benefit of Ian Albert, Betty Albert, Eric Albert, Brian Albert, Lisa Albert and Alan Shumway (incorporated by reference to Exhibit 4.15 of the Company's registration statement on Form S-3 filed July 7, 1998).
 4.17 Registration Rights Agreement, dated April 29, 1998, by and between the Company and 138 Scrap, Inc. and Katrick, Inc. (incorporated by reference to Exhibit 4.16 of the Company's registration statement on Form S-3 filed July 7, 1998).
 4.18 Registration Rights Agreement, dated June 24, 1998, by and between the Company and G. Robert Triesch, III (incorporated by reference to Exhibit 4.17 of the Company's registration statement on Form S-3 filed July 7, 1998).
10.1 Credit Agreement, dated March 31, 1998, by and among the Company and its subsidiaries named therein and BT Commercial Corporation (incorporated by reference to Exhibit 10.1 of the Company's report on Form 8-K dated March 31, 1998).
10.2 Amendment No. 1 to Credit Agreement, dated as of June 12, 1998, by and among the Company and its subsidiaries named therein and BT Commercial Corporation (incorporated by reference to Exhibit 10.28 of the Company's Annual Report on Form 10-K for the year ended March 31, 1998).
10.3 Amendment No. 2 to Credit Agreement, dated as of June 19, 1998, by and among the Company and its subsidiaries named therein and BT Commercial Corporation (incorporated by reference to Exhibit 10.29 of the Company's Annual Report on Form 10-K for the year ended March 31, 1998).
10.4 Purchase Agreement, dated May 8, 1998, among the Company, the Guarantors, Goldman, Sachs & Co., BT Alex. Brown Incorporated and Salomon Brothers Inc (incorporated by reference to Exhibit 10.1 of the Company's report on Form 8-K dated May 13, 1998).
11.1     Computation of net income (loss) per share.
27.1     Financial Data Schedule.
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